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                                                                   Exhibit 10(A)




                                FOURTH AMENDMENT
                               TO CREDIT AGREEMENT


         This FOURTH AMENDMENT TO CREDIT AGREEMENT (the "FOURTH AMENDMENT") is dated as of the 14th day of March, 2001 by and among DAIRY MART CONVENIENCE STORES, INC., a Delaware corporation (the "COMPANY"), the banks and other financial institutions listed on Schedule I to the Credit Agreement (as hereinafter defined) (collectively, together with any banks or financial institutions from time to time parties to the Credit Agreement, the "BANKS") and CITIZENS BANK OF CONNECTICUT, a Connecticut stock savings bank, as agent for the Banks (in such capacity, the "AGENT").

                              W I T N E S S E T H:

         The Company, the Banks, and the Agent are parties to a certain Credit Agreement dated as of the 28th day of December, 1999 (as amended and in effect from time to time, the "CREDIT AGREEMENT") whereby the Banks agreed to make loans and advances and otherwise extend credit to the Company.

         The Company, the Banks, and the Agent desire to further amend the Credit Agreement.

         Section 10.1. of the Credit Agreement provides that no amendment, supplement or modification of the Credit Agreement shall be effective unless the same shall be in writing and signed by the Company, the Required Banks and the Agent.

         NOW, THEREFORE, in consideration of one dollar ($1.00) and the other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks and the Agent hereby agree as follows:

         1. Defined Terms. Defined terms not defined herein shall have the meanings ascribed to them in the Credit Agreement.

         2. Amendment to Credit Agreement. Section 2.11(c) of the Credit Agreement is deleted.

         3. Amendment Fee. In consideration of the agreement of the Banks to execute and deliver this Fourth Amendment, the Company shall pay to the Agent for the ratable benefit of the Banks an amendment fee in the amount of $500,000 (the "AMENDMENT FEE"). The Amendment Fee is earned by the Banks as of the date hereof, and shall be payable on the Amendment Fee Payment Dates regardless of any event that occurs after the date hereof. The Amendment Fee shall be payable on the following dates (the "AMENDMENT FEE PAYMENT DATES"): (a) $ 50,000 of the Amendment Fee shall be payable on March 19, 2001; (b) $ 450,000 of the Amendment Fee shall be payable on April 16, 2001. Any failure of the Company to pay each installment of the Amendment Fee as and when payable under this paragraph shall constitute an Event of Default under Section 8(a) of the Credit Agreement.

         4. Confirmation of Agreements. The Company, the Banks, and the Agent hereby agree that, except as provided in this Fourth Amendment, the Credit Agreement, the Notes and the Loan Documents, and the grant of the liens, security interests and other


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encumbrances thereunder, and their agreements, covenants, obligations, representations and warranties thereunder and therein are hereby expressly ratified, confirmed and restated as of the date hereof.

         5. Effect of Amendment. The Company, the Banks, and the Agent hereby agree that, except as provided in this Fourth Amendment, the Credit Agreement (as previously amended) remains in full force and effect and has not been modified or amended in any respect, it being the intention of the Company, the Banks, and the Agent that this Fourth Amendment and the Credit Agreement (as previously amended) be read, construed and interpreted as one and the same instrument.

         6. Benefit. This Fourth Amendment shall inure to the benefit of and bind the parties hereto.

         7. Amendments. This Fourth Amendment shall be modified only by a writing executed by the Company, the Agent and the Required Banks.

         8. Counterparts. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

         9. Release and Indemnity. (a) The Company, on behalf of itself, its Subsidiaries and their respective successors and assigns, hereby waives, releases and discharges the Banks and the Agent, any affiliate of the Banks and the Agent and all directors, officers, shareholders, employees and agents of the Banks or the Agent or any affiliate of the Banks or the Agent, from any and all claims, demands, actions or causes of action arising out of or in any way relating to the Credit Agreement, this Fourth Amendment, the credit relationships between the Company, the Banks and the Agent relative thereto, and any documents, agreements, dealings or other matters connected therewith, including without limitation all known and unknown matters, claims, transactions or things occurring prior to the Effective Date (as defined in paragraph 11 below) related to the subject matter thereof and hereof.

                  (b) The Company, on behalf of itself, its Subsidiaries and their respective successors and assigns, hereby waives, releases and discharges the Banks and the Agent, any affiliates of the Banks and the Agent, and all directors, officers, shareholders, employees and agents of the Banks or the Agent or any affiliate of the Banks or the Agent, from any and all claims, demands, actions or causes of action arising out of or in any way relating to any other credit or loan relationship between the Company, the Banks or the Agent, and any documents, agreements, dealings or other matters connected with such other credit or loan relationship, including without limitation all known and unknown matters, claims transactions or things occurring prior to the Effective Date.


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                  (c) The Company, on behalf of itself, its Subsidiaries and their respective successors and assigns, agrees, jointly and severally with itself and its Subsidiaries, to indemnify and hold the Banks and the Agent, any affiliate of the Banks and the Agent and all directors, officers, shareholders, employees and agents of the Banks or the Agent or any affiliate of any Bank or the Agent harmless from and against any and all damages, losses, obligations, payments, liabilities, claims, actions or causes of action, fees or expenses (including legal fees) and other matters of every kind and character incurred, sustained or paid by the Banks or the Agent, any affiliate of the Banks or the Agent or any of such directors, officers, shareholders, employees and agents arising out of or in any way relating to the Credit Agreement, this Fourth Amendment, the administration of the credit relationships between the Company, the Banks and the Agent, and any other credit or loan relationship between the Company, the Banks or the Agent, and any documents, agreements, dealings or other matters connected therewith, including without limitation all known and unknown matters, claims transactions or things occurring prior to the Effective Date related to the subject matter thereof or hereof. In the event of litigation or other proceedings relating to any of the foregoing, the Banks and the Agent shall be entitled to select their own legal counsel and, in addition to the foregoing indemnity, the Company and its Subsidiaries agree to promptly pay the reasonable fees and expenses of such counsel.

                  (d) The Company, on behalf of itself and its Subsidiaries, acknowledges that it makes this release and indemnity knowingly, voluntarily and only after considering the ramifications hereof with its legal counsel.

         10. Effectiveness. This Fourth Amendment shall become effective as of the date of the execution and delivery by each of the Company, Banks constituting the Required Banks, and the Agent of a counterpart of this Fourth Amendment, and the payment by the Company to the Agent of (a) the portion of the Amendment Fee that is payable on the date hereof, and (b) the counsel fees incurred by the Agent in connection with the preparation, execution and delivery of this Fourth Amendment (the "EFFECTIVE DATE").

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         IN WITNESS WHEREOF, the parties hereto have executed this Fourth
Amendment as of the Effective Date.

                                     DAIRY MART CONVENIENCE STORES, INC.


                                     By: /s/  Gregg R. Budoi
                                        ----------------------------------------
                                        Name: Gregg R. Budoi
                                        Title: Treasurer


                                     CITIZENS BANK OF CONNECTICUT,
                                        Individually and as Agent

                                     By: /s/ Christopher G. Daniel
                                        ----------------------------------------
                                         Name: Christopher G. Daniel
                                         Title: Vice President


                                     NATIONAL CITY BANK

                                     By: /s/ Lawrence J. Hannan
                                        ----------------------------------------
                                         Name: Lawrence J. Hannan
                                         Title: Senior Vice President


                                     PROVIDENT BANK

                                     By: /s/  James M. Hojnacki
                                        ----------------------------------------
                                         Name: James M. Hojnacki
                                         Title: Vice President